UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2006

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)      Appointment of Chief Financial Officer and Principal Financial Officer

          On June 5, 2006, the Registrant appointed Lynne C. Wilson as the Registrant’s Chief Financial Officer and Principal Financial Officer.  The Registrant issued a press release on June 5, 2006, announcing this appointment, and a copy of that press release is being furnished as Exhibit 99.1 to this report.

          Prior to joining the Registrant, Ms. Wilson, age 43, was with General Electric Company (from 1999 to 2006), serving in a variety of finance positions for different subsidiaries and divisions of GE.  From 2002 to 2006, Ms. Wilson worked for GE Equipment Services-TFS/Modular Space, most recently serving as Manager of Finance, Strategic Marketing (from 2005 to 2006) and previously as Manager, Financial Planning and Analysis (from 2002 to 2005).  From 1999 to 2002, Ms. Wilson was the Global Controller for GE Commercial Finance-Fleet Services.  Prior to joining GE, Ms. Wilson held senior financial positions at Bank One Corporation (from 1996 to 1999) and Fleet National Bank of NY/Northeast Savings (from 1989 to 1996), where she served as  Senior Vice President, Controller and Principal Accounting Officer.  Ms. Wilson started her career at Ernst & Young International (1984 to 1989) as an Audit Manager.  Ms. Wilson obtained a BA in Business Administration from Siena College and is a licensed certified public accountant (non-active status).

          Ms. Wilson replaces Daniel P. Dyer as the Registrant’s Principal Financial Officer.  Mr. Dyer, our Chairman and Chief Executive Officer, had been serving in that role on an interim basis since April 12, 2006 as the Registrant conducted its search for a Chief Financial Officer.

          There is no pre-existing arrangement or understanding which required that Ms. Wilson be selected to assume the duties of the Registrant’s Chief Financial Officer or Principal Financial Officer.  Ms. Wilson has no familial relationship with any other of the Registrant’s directors or executive officers.  There are no transactions between Ms. Wilson and the Registrant in which Ms. Wilson has a direct or indirect material interest which the Registrant is required to report.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1          Press Release issued by Marlin Business Services Corp. on June 5, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

(Registrant)

Date June 5, 2006

/s/ Daniel P. Dyer

Daniel P. Dyer
Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release issued by Marlin Business Services Corp. on June 5, 2006.